UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2017 (September 1, 2017)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

As reported in a Current Report on Form 8-K filed by Genesis Energy, L.P. (“Genesis”) on September 7, 2017 (the “Original 8-K”), Genesis completed the closing of the transaction contemplated by the stock purchase agreement dated August 2, 2017 among Genesis, Tronox US Holdings, Tronox Alkali Corporation (“Alkali”) and, for the purposes set forth therein, Tronox Limited (“Tronox”). At the closing, Genesis purchased Tronox’s trona and trona-based exploring, mining, processing, producing, marketing and selling business through the acquisition of 100% of the equity interests in Alkali, a subsidiary of Tronox. This Amendment No. 1 is being filed to amend Item 9.01 of the Original 8-K to include financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The remainder of the information contained in the Original 8-K is not hereby amended.

Item 9.01. Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired.

The unaudited combined financial statements of the Alkali Chemicals Business of Tronox Limited as of June 30, 2017 and for the three and six months ended June 30, 2017 and 2016 and the notes thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated into this Item 9.01 by reference.

The audited combined financial statements of the Alkali Chemicals Business of Tronox Limited as of December 31, 2016 and 2015 and for the year ended December 31, 2016 (Successor) and for the nine month period ended December 31, 2015 (Successor) and for the three month period ended March 31, 2015 (Predecessor) and the notes thereto, together with the report of PricewaterhouseCoopers LLP, independent auditors, with respect to the balance sheets as of December 31, 2016 and 2015, and the related statements of operations, comprehensive income, cash flows and changes in parent company equity for the year ended December 31, 2016 and the period from April 1, 2015 through December 31, 2015, and the report of RSM US LLP, independent auditors, with respect to the combined balance sheet as of March 31, 2015, the related combined statement of operations, combined statement of comprehensive income, combined statement of changes in parent equity and combined statement of cash flows for the period from January 1, 2015 through March 31, 2015, a copy of which is incorporated by reference as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated into this Item 9.01 by reference.

(b)    Pro Forma Financial Information.

The unaudited pro forma condensed combined consolidated financial information of Genesis as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated into this Item 9.01 by reference.

(c) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K/A.

Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors (Alkali Chemicals Business of Tronox Limited).

23.2	Consent of RSM US LLP, independent auditors (Alkali Chemicals Business of Tronox Limited).

99.2	Unaudited financial statements of Alkali Chemicals Business of Tronox Limited as of June 30, 2017 and for the three and six months ended June 30, 2017 and 2016 and the notes thereto.

99.3	Audited financial statements of Alkali Chemicals Business of Tronox Limited as of December 31, 2016 and 2015 and for each of the years ended December 31, 2016 (Successor) and for the nine month period ended December 31, 2015 (Successor) and for the three month period ended March 31, 2015 (Predecessor) and the notes thereto (incorporated by reference to Exhibit 99.5 to Form 8-K dated August 7, 2017, File No. 001-12295).

99.4	Unaudited pro forma condensed combined consolidated financial information of Genesis as of and for the six months ended June 30, 2017 and for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (A Delaware Limited Partnership)
	By:	GENESIS ENERGY, LLC., as its sole general partner

Date: September 20, 2017	By:	/s/ ROBERT V. DEERE
Robert V. Deere Chief Financial Officer